Statement of Additional Information Supplement        219918 11/04
dated November 5, 2004 to:
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PUTNAM MUNICIPAL INCOME FUND
Statement of Additional Information dated July 30, 2004

The paragraph under each of the headings "Charges and Expenses - Expense limitation" and "How to Buy Shares - Fee Waiver and Reimbursement of Expenses" is replaced with the following:

In addition, through March 31, 2005, Putnam Management has agreed to waive fees and reimburse expenses of the fund to the extent necessary to ensure that the fund pays total fund operating expenses at an annual rate that does not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund (expressed in each case as a percentage of average net assets). For these purposes, total fund operating expenses of both the fund and the Lipper category average will be calculated without giving effect to 12b-1 fees or any expense offset and brokerage service arrangements that may reduce fund expenses, the Lipper category average will be calculated by Lipper each calendar quarter based on expense information for the most recent fiscal year of each fund included in that category, and the expense limitation will be updated as of the first business day after Lipper publishes the category average (generally shortly after the end of each calendar quarter).